STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                   May 1, 2003


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the flexible premium adjustable variable life insurance policy. For a copy of the prospectus, call or write BMA at: (800) 423-9398, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.





                                TABLE OF CONTENTS


                                                                        Page




GENERAL INFORMATION AND HISTORY OF BMA AND THE
SEPARATE ACCOUNT                                                         3
     BMA                                                                 3
     The Separate Account                                                3

ADMINISTRATOR                                                            3

CUSTODIAN                                                                3

EXPERTS                                                                  4

LEGAL OPINIONS                                                           4

ADDITIONAL INFORMATION ABOUT THE POLICIES                                4
     Misstatement of Age or Sex                                          4
     Our Right to Contest                                                4
     Payment Options                                                     5
     Extension of Maturity Date                                          5
     Net Amount at Risk                                                  6
     Valuation of Separate Account Assets                                6
     Suspension of Payments or Transfers                                 7

SALE OF THE POLICIES                                                     7

ADDITIONAL INFORMATION ABOUT CHARGES                                     8
     Reduction or Elimination of the Surrender Charge                    8

INCREASE IN FACE AMOUNT                                                  8

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS                       9

FEDERAL TAX STATUS                                                      12

FINANCIAL STATEMENTS                                                    16





                   GENERAL INFORMATION AND HISTORY OF BMA AND
                              THE SEPARATE ACCOUNT

BMA

Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina. Prior to May 1, 2003, BMA was a wholly owned subsidiary of Assicurazioni Generali S.p.A.

The Separate Account

BMA established BMA Variable Life Account A, a separate account, on December 1, 1998 under Missouri law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.


                                  ADMINISTRATOR

We have hired Liberty Insurance Services, 2000 Wade Hampton Boulevard, Greenville, South Carolina to perform certain administrative services regarding the Policies. Liberty Insurance Services is an affiliate of BMA effective May 1, 2003. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services. Liberty Insurance Services has been compensated for the past three years based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.


                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.



                                     EXPERTS

The financial statements of BMA Variable Life Account A as of December 31, 2002 and for the three years then ended, and the Consolidated Financial Statements of Business Men's Assurance Company of America as of December 31, 2002 and for the three years then ended have been audited by PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her nearest birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

     (a) for non payment of Premium; and

     (b) the respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, BMA cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

         Option 1 - Life Annuity

         Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments
                    Guaranteed

         Option 3 - Joint and Last Survivor Annuity

         Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly
                    Annuity Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

The Policy provides that BMA will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If BMA received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy.

No rider will be extended past the original Policy Maturity Date.

Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

Loan repayments will be accepted. There is no charge for this rider. See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

         1. the Specified Amount divided by 1.0032737 less the Accumulation Value; and

         2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

         1 the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

         2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.


Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. BMA will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C) multiplied by A divided by B, where:

         A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus
                  (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

         B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

         C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

         1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

         2.       trading on the New York Stock Exchange is restricted;

         3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

         4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.


                              SALE OF THE POLICIES

Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108 acts as the distributor of the Policies. The offering is on a continuous basis. Jones & Babson, Inc. was organized under the laws of the state of Missouri on February 23, 1959. Jones & Babson, Inc. is a member of the National Association of Securities Dealers, Inc. Jones & Babson, Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp.

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also National Association of Securities Dealers (NASD) registered representatives. Jones & Babson, Inc. is an affiliate of BMA.

We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Commissions payable to registered representatives of a broker-dealer having a selling agreement with Jones & Babson, Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, Jones & Babson, Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account. Jones & Babson, inc. was paid aggregate underwriting commissions in the amounts of $549,502, $595,988, and $1,149,483 for the years 2000, 2001, 2002, respectively. Jones & Babson, Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.


                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.


               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk
Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges except the Surrender Charges are deducted.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

The chart below shows the Effective Annual Rates of Return of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses of the funds). These rates also do not reflect the Risk Charge assessed. The rates also do not reflect deductions from Premiums or Monthly Deductions assessed against the Accumulation Value of the Policy, nor do they reflect the Policy's Transaction Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. See the "Fee Table" in the prospectus for information regarding all charges and deductions.

THE RATES OF RETURN SHOWN ARE NOT INDICATIVE OF FUTURE PERFORMANCE.  These rates
of  return  may  be  considered,   however,  in  assessing  the  competence  and
performance of the investment advisers.




RETURNS FOR THE PERIODS ENDED 12/31/02:
                                                                               Portfolio
                                                                               Inception                              10 Years/
Investment Option                                                                 Date        1 Year     5 Years   Since Inception
-----------------                                                                 ----        ------     -------   ---------------
INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income..............................................      11/13/97      7.45%       6.02%        6.12%
     Mid Cap Equity.........................................................      11/13/97    -13.51        3.17         4.09
     Money Market...........................................................      11/13/97      1.47        4.13         4.16
     Global Fixed Income....................................................      11/13/97      6.97        5.51         5.71
     Small Cap Equity.......................................................      11/13/97    -24.79       -2.14        -2.62
     Large Cap Growth.......................................................      11/13/97    -28.48       -4.38        -2.98
     Large Cap Value........................................................      12/02/97    -11.62        0.03        -0.57
     Growth & Income........................................................      11/12/97    -18.29        2.93         3.68
     Balanced...............................................................      11/17/97    -13.48       -0.25        -0.21
JANUS ASPEN SERIES (Institutional Shares)
        Janus Aspen Series International Growth Portfolio(1)..................    05/02/94    -25.58        0.52         8.08
THE ALGER AMERICAN FUND
        Alger American Growth...................................................  01/09/89    -32.99       -0.05         9.19
        Alger American Leveraged AllCap.........................................  01/25/95    -33.91        3.26        13.56
        Alger American MidCap Growth............................................  05/03/93    -29.54        4.32        12.55
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        VP Income & Growth......................................................  10/30/97    -19.37       -0.22         1.25
        VP Value................................................................  05/01/96    -12.62       -3.89         8.41
DREYFUS STOCK INDEX FUND, INC...................................................  09/29/89    -22.36       -0.89         8.92

DREYFUS VARIABLE INVESTMENT FUND
        Dreyfus VIF Disciplined Stock...........................................  05/01/96    -22.61       -1.75         5.52
VARIABLE INSURANCE PRODUCTS FUND, Service Class 2
         Fidelity VIP Overseas Portfolio(2).....................................  01/28/87    -20.46       -4.08         4.62
         Fidelity VIP Growth Portfolio(2).......................................  10/09/86    -30.30       -0.55         8.33
         Fidelity VIP Contrafund Portfolio(2)...................................  01/03/95     -9.60        3.53        12.13
INVESCO VARIABLE INVESTMENT FUNDS, INC.
         INVESCO VIF-High Yield.................................................  05/27/94     -1.30       -3.86         3.58
         INVESCO VIF-Core Equity................................................  08/10/94    -19.11        0.44         9.22
LAZARD RETIREMENT SERIES, INC.
        Lazard Retirement Small Cap (3).........................................  11/04/97    -17.68        3.76         3.35

(1) Pursuant to an Agreement and Plan of Reorganization, the Berger IPT - International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series (Institutional Shares). On or about March 24, 2003, the assets of the Berger IPT - International Fund were transferred to the Janus Aspen Series International Growth Portfolio. Performance shown above reflects the performance of the Janus Aspen Series International Growth Portfolio. Janus Capital Management LLC is the Janus Aspen Series International Growth Portfolio's adviser.

(2) Service Class 2 shares include an asset-based distribution fee (12b-1 fee.) Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% fee was imposed. Returns prior to that date do not include the effect of the Service Class 2 0.25% 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance.

(3) Performance information shown above reflects the Rule 12b-1 fee which has been in effect since the Portfolio's inception.

THE FIGURES SHOWN IN THIS CHART DO NOT REFLECT ANY CHARGES AT THE SEPARATE ACCOUNT OR THE POLICY LEVEL.


                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the Owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the Owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)  made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient. Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account and BMA follow.

                        BMA Variable Annuity Account A

                           Financial Statements with
                       Report of Independent Accountants

                    Years Ended December 31, 2002 and 2001

                        BMA VARIABLE ANNUITY ACCOUNT A

                             FINANCIAL STATEMENTS

                    Years ended December 31, 2002 and 2001

                                   CONTENTS

             Report of Independent Accountants.................  1

             Audited Financial Statements

             Statement of Net Assets...........................  2

             Statements of Operations and Changes in Net Assets  4

             Notes to Financial Statements..................... 12

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
BMA Variable Annuity Account A
   and
The Board of Directors of
Business Men's Assurance Company of America:

   In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the BMA Variable Annuity Account A (the Account) at December 31, 2002, and the results of their operations and their changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
February 28, 2003

                        BMA VARIABLE ANNUITY ACCOUNT A

                            STATEMENT OF NET ASSETS

                               December 31, 2002

                                                                   Number               Balance Sheet
                                                                  of Shares Share Value    Amount
                                                                  --------- ----------- -------------
Assets
Investments (Note 1):
   Investors Mark Series Fund, Inc.:
       Balanced (cost, $1,045,871)...............................  112,430    $ 7.87     $   884,821
       Growth and Income (cost, $2,116,805)......................  171,906     10.14       1,743,125
       Large Cap Value (cost, $668,580)..........................   68,622      8.56         587,405
       Small Cap Equity (cost, $672,708).........................   64,739      6.40         414,331
       Large Cap Growth (cost, $720,605).........................   46,941      8.06         378,347
       Intermediate Fixed Income (cost, $2,566,007)..............  251,316     10.27       2,581,017
       Mid Cap Equity (cost, $615,273)...........................   54,932     10.12         555,908
       Money Market (cost, $898,564).............................  898,564      1.00         898,564
       Global Fixed Income (cost, $296,463)......................   31,759      9.51         302,025
   Berger Institutional Products Trust (Berger IPT):
       International Fund (cost, $950,975).......................   87,435      7.25         633,902
   Dreyfus Stock Index Fund (cost, $1,029,808)...................   32,510     22.47         730,502
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio (cost, $225,176)..............   10,462     16.04         167,809
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund (cost, $211,591).....................   26,401      6.73         177,677
       VIF--Core Equity Fund (cost, $417,898)....................   21,289     14.77         314,445
   Lazard Retirement Series, Inc.:
       Retirement Small Cap Portfolio (cost, $940,194)...........   71,567     10.72         767,200
   American Century Variable Portfolios, Inc.:
       VP Income and Growth Fund (cost, $378,639)................   56,355      5.16         290,793
       VP Value Fund (cost, $1,040,358)..........................  148,880      6.12         911,143
   The Alger American Fund:
       American Growth Portfolio (cost, $664,257)................   17,167     24.63         422,818
       American MidCap Growth Portfolio (cost, $1,797,393).......   86,692     12.45       1,079,321
       American Leveraged AllCap Portfolio (cost, $897,979)......   24,149     20.85         503,505
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio (cost, $570,552)..........   34,926     10.90         380,688
       Fidelity VIP Growth Portfolio (cost, $558,851)............   16,633     23.31         386,045
   Variable Insurance Products II Fund (VIP II):
       Fidelity VIP II Contrafund Portfolio (cost, $222,740).....   10,620     17.95         190,635
                                                                                         -----------
Net assets.......................................................                        $15,302,026
                                                                                         ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                               December 31, 2002

                                                             Number   Unit   Balance Sheet
                                                            of Units  Value     Amount
                                                            -------- ------- -------------
Assets
Net assets are represented by Accumulation units (Note 3) :
   Investors Mark Series Fund, Inc.:
       Balanced............................................  94,874   9.3263  $   884,821
       Growth and Income................................... 161,458  10.7962    1,743,125
       Large Cap Value.....................................  64,687   9.0807      587,405
       Small Cap Equity....................................  51,086   8.1105      414,331
       Large Cap Growth....................................  49,078   7.7091      378,347
       Intermediate Fixed Income........................... 204,127  12.6442    2,581,017
       Mid Cap Equity......................................  50,310  11.0497      555,908
       Money Market........................................  80,435  11.1713      898,564
       Global Fixed Income.................................  24,367  12.3948      302,025
   Berger Institutional Products Trust (Berger IPT):
       International Fund..................................  79,116   8.0123      633,902
   Dreyfus Stock Index Fund................................ 105,843   6.9018      730,502
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.........................  24,836   6.7567      167,809
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund................................  23,143   7.6774      177,677
       VIF--Core Equity Fund...............................  37,332   8.4429      314,445
   Lazard Retirement Series, Inc.:
       Retirement Small Cap Portfolio......................  65,108  11.7835      767,200
   American Century Variable Portfolios, Inc.:
       VP Income and Growth Fund...........................  40,213   7.2313      290,793
       VP Value Fund.......................................  83,027  10.9741      911,143
   The Alger American Fund:
       American Growth Portfolio...........................  88,252   4.7910      422,818
       American MidCap Growth Portfolio.................... 174,670   6.1792    1,079,321
       American Leveraged AllCap Portfolio................. 117,650   4.2797      503,505
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio.....................  73,939   5.1487      380,688
       Fidelity VIP Growth Portfolio.......................  81,311   4.7478      386,045
   Variable Insurance Products II Fund (VIP II):
       Fidelity VIP II Contrafund Portfolio................  26,203   7.2753      190,635
                                                                              -----------
Net assets.................................................                   $15,302,026
                                                                              ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2002

                                                                      Investors Mark Series Fund, Inc.
                                                     ------------------------------------------------------------------
                                                                Growth and  Large Cap Small Cap  Large Cap  Intermediate
                                                      Balanced    Income      Value    Equity     Growth    Fixed Income
                                                     ---------  ----------  --------- ---------  ---------  ------------
Net investment income:
   Dividend income.................................. $  23,764  $   12,673  $  6,251  $      --  $      --   $  113,579
   Contract charges (Note 2)........................      (402)       (878)     (281)      (248)      (251)        (754)
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net investment income...............................    23,362      11,795     5,970       (248)      (251)     112,825
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions....................................   (36,225)    (32,173)   (2,746)   (63,479)   (65,961)      13,078
   Increase (decrease) in unrealized appreciation
    on investments..................................  (148,585)   (376,138)  (83,879)   (94,781)   (90,219)      64,496
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net realized and unrealized gain (loss) on
 investments........................................  (184,810)   (408,311)  (86,625)  (158,260)  (156,180)      77,574
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in net assets resulting from
 operations.........................................  (161,448)   (396,516)  (80,655)  (158,508)  (156,431)     190,399
Capital share transactions:
   Transfers of net variable annuity deposits.......    29,335     190,679        99      3,980        567      209,338
   Transfers of surrenders and death benefits.......  (108,064)    (61,823)  (37,305)   (49,825)   (17,150)    (148,292)
   Transfers of coverage and other charges..........   (12,871)    (22,468)   (8,612)    (7,882)    (5,678)     (32,690)
   Transfers between subaccounts, including
    fixed interest subaccount.......................   371,479     328,243    31,156    (49,705)    (1,449)     172,272
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in assets resulting from
 capital share transactions.........................   279,879     434,631   (14,662)  (103,432)   (23,710)     200,628
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in net assets...............   118,431      38,115   (95,317)  (261,940)  (180,141)     391,027
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net assets at beginning of year.....................   766,390   1,705,010   682,722    676,271    558,488    2,189,990
                                                     ---------  ----------  --------  ---------  ---------   ----------
      Net assets at end of year..................... $ 884,821  $1,743,125  $587,405  $ 414,331  $ 378,347   $2,581,017
                                                     =========  ==========  ========  =========  =========   ==========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                         Investors Mark Series Fund, Inc.
                                                         --------------------------------     Berger      Dreyfus     Dreyfus
                                                                                  Global        IPT        Stock    Disciplined
                                                          Mid Cap      Money      Fixed    International   Index       Stock
                                                          Equity       Market     Income       Fund        Fund      Portfolio
                                                         ---------  -----------  --------  ------------- ---------  -----------
Net investment income:
   Dividend income...................................... $   1,371  $    12,724  $  6,291    $  24,470   $  11,291   $  1,332
   Contract charges (Note 2)............................      (314)        (197)      (69)        (279)       (404)       (87)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net investment income...................................     1,057       12,527     6,222       24,191      10,887      1,245
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions........................................    (3,469)          --      (289)     (56,209)    (78,209)   (14,277)
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (91,467)          --    14,885     (143,330)   (150,246)   (37,527)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net realized and unrealized gain (loss) on
 investments............................................   (94,936)          --    14,596     (199,539)   (228,455)   (51,804)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................   (93,879)      12,527    20,818     (175,348)   (217,568)   (50,559)
Capital share transactions:
   Transfers of net variable annuity deposits...........    53,215    3,135,218    20,000      121,140      90,177     88,369
   Transfers of surrenders and death benefits...........   (13,333)    (200,090)  (18,237)     (42,946)    (36,990)    (3,306)
   Transfers of coverage and other charges..............    (7,818)     (12,171)   (3,933)      (7,860)     (6,426)    (2,729)
   Transfers between subaccounts, including fixed
    interest subaccount.................................   (45,266)  (2,748,867)  (28,632)     (19,368)     56,481    (18,311)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in assets resulting from capital
 share transactions.....................................   (13,202)     174,090   (30,802)      50,966     103,242     64,023
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in net assets...................  (107,081)     186,617    (9,984)    (124,382)   (114,326)    13,464
                                                         ---------  -----------  --------    ---------   ---------   --------
Net assets at beginning of year.........................   662,989      711,947   312,009      758,284     844,828    154,345
                                                         ---------  -----------  --------    ---------   ---------   --------
      Net assets at end of year......................... $ 555,908  $   898,564  $302,025    $ 633,902   $ 730,502   $167,809
                                                         =========  ===========  ========    =========   =========   ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                                             Lazard                           Alger
                                                     INVESCO     INVESCO   Retirement VP Income             American
                                                    VIF--High   VIF--Core  Small Cap  & Growth    VP Value   Growth
                                                    Yield Fund Equity Fund Portfolio    Fund        Fund    Portfolio
                                                    ---------- ----------- ---------- ---------  ---------  ---------
Net investment income:
   Dividend income.................................  $ 19,129   $  5,429   $      --  $   3,844  $   5,423  $     184
   Contract charges (Note 2).......................       (65)      (134)       (139)      (271)      (298)      (127)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net investment income..............................    19,064      5,295        (139)     3,573      5,125         57
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................   (31,555)   (17,301)     21,080    (33,597)    37,059    (46,661)
   Increase (decrease) in unrealized appreciation
    on investments.................................     9,927    (68,031)   (210,097)   (50,157)  (193,916)  (148,309)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net realized and unrealized gain (loss) on
 investments.......................................   (21,628)   (85,332)   (189,017)   (83,754)  (156,857)  (194,970)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net decrease in net assets resulting from
 operations........................................    (2,564)   (80,037)   (189,156)   (80,181)  (151,732)  (194,913)
Capital share transactions:
   Transfers of net variable annuity deposits......    22,572     49,177     114,218     46,517    123,325     74,075
   Transfers of surrenders and death benefits......   (13,020)    (4,590)    (23,038)   (24,330)   (58,967)   (11,547)
   Transfers of coverage and other charges.........    (2,195)    (4,310)     (8,413)    (1,737)   (12,278)    (5,071)
   Transfers between subaccounts, including fixed
    interest subaccount............................    44,179    (30,933)    540,059    (53,142)   351,207     36,819
                                                     --------   --------   ---------  ---------  ---------  ---------
Net increase (decrease) in assets resulting from
 capital share transactions........................    51,536      9,344     622,826    (32,692)   403,287     94,276
                                                     --------   --------   ---------  ---------  ---------  ---------
Net increase (decrease) in net assets..............    48,972    (70,693)    433,670   (112,873)   251,555   (100,637)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net assets at beginning of year....................   128,705    385,138     333,530    403,666    659,588    523,455
                                                     --------   --------   ---------  ---------  ---------  ---------
      Net assets at end of year....................  $177,677   $314,445   $ 767,200  $ 290,793  $ 911,143  $ 422,818
                                                     ========   ========   =========  =========  =========  =========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                        Alger      Alger
                                                      American   American   Fidelity   Fidelity    Fidelity
                                                       MidCap    Leveraged     VIP        VIP       VIP II
                                                       Growth     AllCap    Overseas    Growth    Contrafund
                                                      Portfolio  Portfolio  Portfolio  Portfolio  Portfolio     Total
                                                     ----------  ---------  ---------  ---------  ---------- -----------
Net investment income:
   Dividend income.................................. $       --  $      47  $   2,915  $     405   $  1,193  $   252,315
   Contract charges (Note 2)........................       (189)      (143)      (113)      (112)       (83)      (5,838)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net investment income...............................       (189)       (96)     2,802        293      1,110      246,477
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions.....   (109,131)   (34,306)   (43,006)   (87,029)   (17,056)    (701,462)
   Decrease in unrealized appreciation on
    investments.....................................   (294,915)  (214,562)   (58,847)   (79,183)   (10,330)  (2,455,211)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net realized and unrealized loss on investments.....   (404,046)  (248,868)  (101,853)  (166,212)   (27,386)  (3,156,673)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net decrease in net assets resulting from operations   (404,235)  (248,964)   (99,051)  (165,919)   (26,276)  (2,910,196)
Capital share transactions:
   Transfers of net variable annuity deposits.......    107,465     56,544     94,753    180,553     96,980    4,908,296
   Transfers of surrenders and death benefits.......    (44,160)    (9,469)    (6,766)    (7,086)   (15,819)    (956,153)
   Transfers of coverage and other charges..........    (13,873)    (5,328)    (5,235)    (4,717)    (2,868)    (197,163)
   Transfers between subaccounts, including fixed
    interest subaccount.............................    404,595     37,358      1,381     57,348    (31,487)    (594,583)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net increase in assets resulting from capital share
 transactions.......................................    454,027     79,105     84,133    226,098     46,806    3,160,397
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net increase (decrease) in net assets...............     49,792   (169,859)   (14,918)    60,179     20,530      250,201
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net assets at beginning of year.....................  1,029,529    673,364    395,606    325,866    170,105   15,051,825
                                                     ----------  ---------  ---------  ---------   --------  -----------
      Net assets at end of year..................... $1,079,321  $ 503,505  $ 380,688  $ 386,045   $190,635  $15,302,026
                                                     ==========  =========  =========  =========   ========  ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                                        Investors Mark Series Fund, Inc.
                                                        ----------------------------------------------------------------
                                                                    Growth               Small      Large    Intermediate
                                                                     and        Large     Cap        Cap        Fixed
                                                        Balanced    Income    Cap Value  Equity     Growth      Income
                                                        --------  ----------  --------- --------  ---------  ------------
Net investment income:
   Dividend income..................................... $ 22,926  $    8,930  $  8,070  $     --  $      --   $   91,747
   Contract charges (Note 2)...........................     (227)       (514)     (225)     (192)      (273)        (213)
                                                        --------  ----------  --------  --------  ---------   ----------
Net investment income..................................   22,699       8,416     7,845      (192)      (273)      91,534
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................   (5,016)     92,752     6,613   (31,301)   (33,513)       3,854
   Increase (decrease) in unrealized appreciation on
    investments........................................      432    (179,919)  (20,101)  (33,282)  (148,283)     (32,775)
                                                        --------  ----------  --------  --------  ---------   ----------
Net realized and unrealized loss on investments........   (4,584)    (87,167)  (13,488)  (64,583)  (181,796)     (28,921)
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets resulting from
 operations............................................   18,115     (78,751)   (5,643)  (64,775)  (182,069)      62,613
Capital share transactions:
   Transfers of net variable annuity deposits..........  101,075     240,683    42,230    84,976     55,808      345,824
   Transfers of surrenders and death benefits..........  (27,691)    (60,982)  (56,057)  (45,823)   (61,099)     (54,137)
   Transfers of coverage and other charges.............   (7,720)    (18,064)   (7,803)   (8,307)    (7,558)     (14,923)
   Transfers between subaccounts, including fixed
    interest subaccount................................  145,089     350,343   106,016    56,396     40,712    1,081,664
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase in assets resulting from capital share
 transactions..........................................  210,753     511,980    84,386    87,242     27,863    1,358,428
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets..................  228,868     433,229    78,743    22,467   (154,206)   1,421,041
                                                        --------  ----------  --------  --------  ---------   ----------
Net assets at beginning of year........................  537,522   1,271,781   603,979   653,804    712,694      768,949
                                                        --------  ----------  --------  --------  ---------   ----------
      Net assets at end of year........................ $766,390  $1,705,010  $682,722  $676,271  $ 558,488   $2,189,990
                                                        ========  ==========  ========  ========  =========   ==========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                        Investors Mark Series Fund, Inc.
                                                        -------------------------------     Berger      Dreyfus    Dreyfus
                                                          Mid                   Global        IPT        Stock   Disciplined
                                                          Cap        Money      Fixed    International   Index      Stock
                                                         Equity      Market     Income       Fund        Fund     Portfolio
                                                        --------  -----------  --------  ------------- --------  -----------
Net investment income:
   Dividend income..................................... $  1,541  $    16,084  $  9,926    $   7,962   $  8,528   $    662
   Contract charges (Note 2)...........................     (258)         (84)      (21)        (261)      (262)       (56)
                                                        --------  -----------  --------    ---------   --------   --------
Net investment income..................................    1,283       16,000     9,905        7,701      8,266        606
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................   23,681           --    (1,633)      46,474    (12,655)    (9,697)
   Decrease in unrealized appreciation on
    investments........................................  (32,803)          --    (1,010)    (221,851)   (81,964)   (11,204)
                                                        --------  -----------  --------    ---------   --------   --------
Net realized and unrealized loss on investments........   (9,122)          --    (2,643)    (175,377)   (94,619)   (20,901)
                                                        --------  -----------  --------    ---------   --------   --------
Net increase (decrease) in net assets resulting from
 operations............................................   (7,839)      16,000     7,262     (167,676)   (86,353)   (20,295)
Capital share transactions:
   Transfers of net variable annuity deposits..........  180,144    3,349,946    63,568       82,297    129,269     22,559
   Transfers of surrenders and death benefits..........  (51,762)     (41,909)  (14,935)     (39,882)   (17,846)    (8,851)
   Transfers of coverage and other charges.............   (7,540)      (6,118)   (2,668)      (9,054)    (9,345)    (1,689)
   Transfers between subaccounts, including fixed
    interest subaccount................................   28,369   (3,157,707)  144,183      165,788    172,995     20,131
                                                        --------  -----------  --------    ---------   --------   --------
Net increase in assets resulting from capital share
 transactions..........................................  149,211      144,212   190,148      199,149    275,073     32,150
                                                        --------  -----------  --------    ---------   --------   --------
Net increase in net assets.............................  141,372      160,212   197,410       31,473    188,720     11,855
                                                        --------  -----------  --------    ---------   --------   --------
Net assets at beginning of year........................  521,617      551,735   114,599      726,811    656,108    142,490
                                                        --------  -----------  --------    ---------   --------   --------
      Net assets at end of year........................ $662,989  $   711,947  $312,009    $ 758,284   $844,828   $154,345
                                                        ========  ===========  ========    =========   ========   ========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                                                Lazard
                                                        INVESCO     INVESCO   Retirement                       Alger
                                                       VIF--High   VIF--Core  Small Cap  VP Income            Growth
                                                       Yield Fund Equity Fund Portfolio  & Growth  VP Value  Portfolio
                                                       ---------- ----------- ---------- --------- --------  ---------
Net investment income:
   Dividend income....................................  $     --   $     --    $    225  $  2,857  $  2,827  $    748
   Contract charges (Note 2)..........................       (46)      (104)        (49)     (190)      (79)      (30)
                                                        --------   --------    --------  --------  --------  --------
Net investment income.................................       (46)      (104)        176     2,667     2,748       718
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions......................................     8,707      4,319      23,359   (24,053)    5,571    27,458
   Increase (decrease) in unrealized appreciation on
    investments.......................................   (27,455)   (25,012)     21,569    (8,873)   44,651   (58,094)
                                                        --------   --------    --------  --------  --------  --------
Net realized and unrealized gain (loss) on
 investments..........................................   (18,748)   (20,693)     44,928   (32,926)   50,222   (30,636)
                                                        --------   --------    --------  --------  --------  --------
Net increase (decrease) in net assets resulting from
 operations...........................................   (18,794)   (20,797)     45,104   (30,259)   52,970   (29,918)
Capital share transactions:
   Transfers of net variable annuity deposits.........     8,974    136,308     100,141    88,381   129,150   142,587
   Transfers of surrenders and death benefits.........    (5,810)    (2,568)    (12,405)  (12,652)  (15,084)   (8,784)
   Transfers of coverage and other charges............    (1,451)    (4,029)     (2,856)   (4,337)   (4,607)   (4,696)
   Transfers between subaccounts, including fixed
    interest subaccount...............................    31,369     38,086      79,906    19,010   295,800   150,474
                                                        --------   --------    --------  --------  --------  --------
Net increase in assets resulting from capital share
 transactions.........................................    33,082    167,797     164,786    90,402   405,259   279,581
                                                        --------   --------    --------  --------  --------  --------
Net increase in net assets............................    14,288    147,000     209,890    60,143   458,229   249,663
                                                        --------   --------    --------  --------  --------  --------
Net assets at beginning of year.......................   114,417    238,138     123,640   343,523   201,359   273,792
                                                        --------   --------    --------  --------  --------  --------
      Net assets at end of year.......................  $128,705   $385,138    $333,530  $403,666  $659,588  $523,455
                                                        ========   ========    ========  ========  ========  ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                           Alger      Alger    Fidelity   Fidelity   Fidelity
                                                          MidCap    Leveraged     VIP        VIP      VIP II
                                                          Growth     AllCap    Overseas    Growth   Contrafund
                                                         Portfolio  Portfolio  Portfolio  Portfolio Portfolio     Total
                                                        ----------  ---------  ---------  --------- ---------- -----------
Net investment income:
   Dividend income..................................... $       --  $      --  $  13,912  $    167   $  1,001  $   198,113
   Contract charges (Note 2)...........................        (91)      (100)       (70)       --        (54)      (3,399)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net investment income..................................        (91)      (100)    13,842       167        947      194,714
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................    340,834     (6,801)    13,456     1,798     (3,773)     470,434
   Decrease in unrealized appreciation on
    investments........................................   (388,152)  (104,119)  (108,358)  (57,607)   (16,603)  (1,490,813)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net realized and unrealized loss on investments........    (47,318)  (110,920)   (94,902)  (55,809)   (20,376)  (1,020,379)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net decrease in net assets resulting from operations...    (47,409)  (111,020)   (81,060)  (55,642)   (19,429)    (825,665)
Capital share transactions:
   Transfers of net variable annuity deposits..........    158,190     99,692    104,614    92,560     43,594    5,802,570
   Transfers of surrenders and death benefits..........    (11,824)    (3,425)      (340)      (76)    (9,406)    (563,348)
   Transfers of coverage and other charges.............    (11,215)    (8,009)    (4,240)   (3,643)    (2,036)    (151,908)
   Transfers between subaccounts, including fixed
    interest subaccount................................    144,684     71,595     76,545    65,086     31,179      157,713
                                                        ----------  ---------  ---------  --------   --------  -----------
Net increase in assets resulting from capital share
 transactions..........................................    279,835    159,853    176,579   153,927     63,331    5,245,027
                                                        ----------  ---------  ---------  --------   --------  -----------
Net increase in net assets.............................    232,426     48,833     95,519    98,285     43,902    4,419,362
                                                        ----------  ---------  ---------  --------   --------  -----------
Net assets at beginning of year........................    797,103    624,531    300,087   227,581    126,203   10,632,463
                                                        ----------  ---------  ---------  --------   --------  -----------
      Net assets at end of year........................ $1,029,529  $ 673,364  $ 395,606  $325,866   $170,105  $15,051,825
                                                        ==========  =========  =========  ========   ========  ===========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                         Year ended December 31, 2002

1. Summary of Significant Accounting Policies

  Organization

   BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA) established to fund single and flexible premium variable annuity policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

  Investments

   Deposits received by the Account are invested in 23 separate subaccounts, each of which invests solely in the various funds (mutual funds not otherwise available to the public) as directed by the owners. Amounts may be invested in shares of the following portfolios:

   Investors Mark Series Funds, Inc. (IMSF): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income.

   Berger Institutional Products Trust (Berger IPT): International Fund.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund.

   Lazard Retirement Series, Inc: Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund and VP Value Fund.

   The Alger American Fund: American Growth Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio.

   Variable Insurance Products Fund (VIP): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio.

   Variable Insurance Products Fund II (VIP II): Fidelity VIP II Contrafund Portfolio.

  Management of the Funds

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC
(IMA), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. IMA has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

   Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger IPT--International Fund, is managed by Berger Financial Group LLC. Berger Financial Group LLC has retained Bank of Ireland Asset Management (U.S.) as subadviser to the Berger IPT--International Fund.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



1. Summary of Significant Accounting Policies--(Continued)

   Dreyfus Corporation serves as the fund manager for the Dreyfus Stock Index Fund. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the fund's index fund manager and provide day-to-day management of the fund's investments.

   Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor for this fund. The Disciplined Stock Portfolio is one of these portfolios under the fund.

   INVESCO Variable Investment Funds is a mutual fund with multiple portfolios, among them the VIF--High Yield Fund and the VIF--Core Equity Fund. INVESCO Funds Group, Inc. is the investment advisor.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios, among them the Lazard Retirement Small Cap Portfolio. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. VP Income and Growth and VP Value are two of these funds.

   The Alger American Fund is a series of portfolios managed by Fred Alger Management, Inc.

   Variable Insurance Products Fund and Variable Insurance Products Fund II are each mutual funds managed by Fidelity Management and Research Company.

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are reinvested upon receipt.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


1. Summary of Significant Accounting Policies--(Continued)

   The cost of investments purchased and proceeds from investment securities sold by subaccount were as follows:

                                                     Year ended December 31,
                                           --------------------------------------------
                                                   2002                   2001
                                           --------------------- ----------------------
                                            Cost of    Proceeds    Cost of    Proceeds
                                           Purchases  from Sales  Purchases  from Sales
                                           ---------- ---------- ----------- ----------
IMSF Balanced............................. $  477,012 $  173,783 $   308,541 $   76,929
IMSF Growth and Income....................    628,066    181,672     721,801    116,351
IMSF Large Cap Value......................     79,662     88,360     130,908     31,317
IMSF Small Cap Equity.....................     14,316    117,997     194,220    105,932
IMSF Large Cap Growth.....................     59,658     83,619     122,344     94,258
IMSF Intermediate Fixed Income............    994,615    681,279   1,918,687    469,438
IMSF Mid Cap Equity.......................    106,260    118,416     253,849     87,834
IMSF Money Market.........................  3,569,042  3,382,426   3,707,776  3,547,691
IMSF Global Fixed Income..................     31,816     56,402     240,985     41,043
Berger IPT International..................    187,355    112,242     329,098     70,991
Dreyfus Stock Index Fund..................    245,659    131,529     339,945     54,832
Dreyfus Disciplined Stock Portfolio.......    102,540     37,272      63,350     30,290
INVESCO VIF--High Yield Fund..............    130,052     59,465      77,790     31,030
INVESCO VIF--Core Equity Fund.............     74,906     60,270     184,122     11,089
Lazard Retirement Small Cap Portfolio.....    768,707    142,600     221,347     37,043
American Century VP Income and Growth Fund     70,188     99,307     180,120     87,492
American Century VP Value Fund............    650,327    206,812     507,280     99,461
Alger American Growth Portfolio...........    154,434     60,098     340,990     22,306
Alger American MidCap Growth Portfolio....    540,402     86,578     724,793     60,093
Alger American Leveraged AllCap Portfolio.    120,252     41,234     237,066     57,928
Fidelity VIP Overseas Portfolio...........    162,358     75,423     231,019     18,928
Fidelity VIP Growth Portfolio.............    360,900    134,508     196,909     27,337
Fidelity VIP II Contrafund Portfolio......    118,678     70,762     103,885     35,983
                                           ---------- ---------- ----------- ----------
Total..................................... $9,647,205 $6,202,054 $11,336,825 $5,215,596
                                           ========== ========== =========== ==========

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



2. Variable Annuity Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily value of each contract.

      On May 5, 1999, BMA introduced a new product with an additional death benefit option. If this option is selected, BMA is compensated by a fee equivalent to an annual rate of 1.45% of the average daily value of the contract.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value.

      Other Charges: Transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

      Withdrawal Charge: A contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

   Contract charges retained by BMA from the proceeds of sales of annuity contracts aggregated $5,838 and $3,399 during the years ended December 31, 2002 and 2001, respectively.

3. Summary of Unit Transactions

   Account deposits and terminations, withdrawals and expense charges by units follow:

                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       IMSF Balanced:
          Variable annuity deposits..................... 41,281      22,907
          Terminations, withdrawals and expense charges. 16,612       3,043
       IMSF Growth and Income:
          Variable annuity deposits..................... 48,646      45,681
          Terminations, withdrawals and expense charges. 15,017       5,052
       IMSF Large Cap Value:
          Variable annuity deposits.....................  5,897      14,769
          Terminations, withdrawals and expense charges.  6,819       5,556
       IMSF Small Cap Equity:
          Variable annuity deposits.....................  1,705      13,224
          Terminations, withdrawals and expense charges. 12,446       4,578
       IMSF Large Cap Growth:
          Variable annuity deposits.....................  5,961       7,787
          Terminations, withdrawals and expense charges.  7,703       5,508

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


3. Summary of Unit Transactions--(Continued)


                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       IMSF Intermediate Fixed Income:
          Variable annuity deposits.....................  75,039     121,062
          Terminations, withdrawals and expense charges.  55,439       4,955
       IMSF Mid Cap Equity:
          Variable annuity deposits.....................   8,634      17,338
          Terminations, withdrawals and expense charges.   9,654       4,708
       IMSF Money Market:
          Variable annuity deposits..................... 314,391     330,119
          Terminations, withdrawals and expense charges. 298,164     315,241
       IMSF Global Fixed Income:
          Variable annuity deposits.....................   2,274      18,181
          Terminations, withdrawals and expense charges.   4,494       1,582
       Berger IPT International Fund:
          Variable annuity deposits.....................  17,567      22,432
          Terminations, withdrawals and expense charges.  11,895       3,981
       Dreyfus Stock Index Fund:
          Variable annuity deposits.....................  28,708      33,953
          Terminations, withdrawals and expense charges.  17,140       1,866
       Dreyfus Disciplined Stock Portfolio:
          Variable annuity deposits.....................  11,404       4,829
          Terminations, withdrawals and expense charges.   4,139         967
       INVESCO VIF--High Yield Fund:
          Variable annuity deposits.....................  14,609       4,792
          Terminations, withdrawals and expense charges.   7,808         633
       INVESCO VIF--Core Equity Fund:
          Variable annuity deposits.....................   5,930      16,473
          Terminations, withdrawals and expense charges.   5,162         250
       Lazard Retirement Small Cap Portfolio:
          Variable annuity deposits.....................  47,274      14,205
          Terminations, withdrawals and expense charges.   5,276       1,139
       American Century VP Income and Growth Fund:
          Variable annuity deposits.....................   8,328      11,873
          Terminations, withdrawals and expense charges.  12,408       1,324
       American Century VP Value Fund:
          Variable annuity deposits.....................  46,647      35,773
          Terminations, withdrawals and expense charges.  15,465       1,571
       Alger American Growth Portfolio:
          Variable annuity deposits.....................  24,048      40,585
          Terminations, withdrawals and expense charges.   8,063       1,221
       Alger American MidCap Growth Portfolio:
          Variable annuity deposits.....................  69,377      34,431
          Terminations, withdrawals and expense charges.  10,631       1,355

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


3. Summary of Unit Transactions--(Continued)

                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       Alger American Leveraged AllCap Portfolio:
          Variable annuity deposits..................... 22,541      24,154
          Terminations, withdrawals and expense charges.  7,573         538
       Fidelity VIP Overseas Portfolio:
          Variable annuity deposits..................... 21,421      24,772
          Terminations, withdrawals and expense charges.  7,835          59
       Fidelity VIP Growth Portfolio:
          Variable annuity deposits..................... 48,192      20,496
          Terminations, withdrawals and expense charges. 14,128          12
       Fidelity VIP II Contrafund Portfolio:
          Variable annuity deposits..................... 13,979       8,627
          Terminations, withdrawals and expense charges.  8,650       1,138

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



4. Unit Fair Value

   The Company sells two different variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in two different unit values, expense ratios and total returns. Unit value information and financial ratios for each subaccount are as follows:

                                                     Unit Value                 Investment  Expense Ratio**    Total Return***
                                                  -----------------               Income   -----------------  ------------------
                                           Units  Lowest     Highest Net Assets   Ratio*   Lowest     Highest Lowest      Highest
                                          ------- ------     ------- ---------- ---------- ------     ------- -------     -------
Year ended December 31, 2002
IMSF Balanced............................  94,874 $ 9.30 to  $ 9.33  $  884,821    2.67%   1.25%  to   1.45%  -14.73% to  -14.55%
IMSF Growth and Income................... 161,458   8.48 to   10.89   1,743,125    0.70%   1.25%  to   1.45%  -19.47% to  -19.31%
IMSF Large Cap Value.....................  64,687   9.06 to    9.08     587,405    0.93%   1.25%  to   1.45%  -12.89% to  -12.72%
IMSF Small Cap Equity....................  51,086   6.32 to    8.18     414,331    0.00%   1.25%  to   1.45%  -25.87% to  -25.72%
IMSF Large Cap Growth....................  49,078   4.54 to    7.81     378,347    0.00%   1.25%  to   1.45%  -29.51% to  -29.37%
IMSF Intermediate Fixed Income........... 204,127  12.22 to   12.67   2,581,017    4.47%   1.25%  to   1.45%    5.90% to    6.12%
IMSF Mid Cap Equity......................  50,310  10.23 to   11.08     555,908    0.22%   1.25%  to   1.45%  -14.76% to  -14.58%
IMSF Money Market........................  80,435  10.67 to   11.51     898,564    1.55%   1.25%  to   1.45%    0.01% to    0.21%
IMSF Global Fixed Income.................  24,367  11.71 to   12.50     302,025    2.03%   1.25%  to   1.45%    5.43% to    5.64%
Berger IPT International Fund............  79,116   5.40 to    8.38     633,902    3.41%   1.25%  to   1.45%  -22.44% to  -22.29%
Dreyfus Stock Index Fund................. 105,843   5.92 to    7.09     730,502    1.38%   1.25%  to   1.45%  -23.48% to  -23.32%
Dreyfus Disciplined Stock Portfolio......  24,836   5.84 to    6.86     167,809    0.72%   1.25%  to   1.45%  -23.72% to  -23.57%
INVESCO VIF - High Yield Fund............  23,143   7.10 to    7.69     177,677   11.09%   1.25%  to   1.45%   -2.72% to   -2.53%
INVESCO VIF - Core Equity Fund...........  37,332   7.39 to    8.42     314,445    1.51%   1.25%  to   1.45%  -20.27% to  -20.11%
Lazard Retirement Small Cap Portfolio....  65,108  11.32 to   11.80     767,200    0.00%   1.25%  to   1.45%  -18.87% to  -18.70%
American Century VP Income and Growth
 Fund....................................  40,213   6.32 to    7.40     290,793    1.09%   1.25%  to   1.45%  -20.53% to  -20.37%
American Century VP Value Fund...........  83,027  10.97 to   11.15     911,143    0.62%   1.25%  to   1.45%  -13.88% to  -13.71%
Alger American Growth Portfolio..........  88,252   4.77 to    4.80     422,818    0.04%   1.25%  to   1.45%  -33.95% to  -33.82%
Alger American MidCap Growth Portfolio... 174,670   6.15 to    6.18   1,079,321    0.00%   1.25%  to   1.45%  -30.55% to  -30.42%
Alger American Leveraged AllCap Portfolio 117,650   4.26 to    4.28     503,505    0.01%   1.25%  to   1.45%  -34.86% to  -34.73%
Fidelity VIP Overseas Portfolio..........  65,862   5.12 to    5.15     380,688    0.70%   1.25%  to   1.45%  -21.61% to  -21.45%
Fidelity VIP Growth Portfolio............  81,311   4.72 to    4.75     386,045    0.10%   1.25%  to   1.45%  -31.30% to  -31.17%
Fidelity VIP II Contrafund Portfolio.....  34,460   7.24 to    7.28     190,635    0.57%   1.25%  to   1.45%  -10.90% to  -10.72%
Year ended December 31, 2001
IMSF Balanced............................  70,205 $10.90 to  $10.92  $  766,390    3.52%   1.25%  to   1.45%    2.05% to    2.25%
IMSF Growth and Income................... 127,829  10.52 to   13.50   1,705,010    0.62%   1.25%  to   1.45%   -7.92% to    7.74%
IMSF Large Cap Value.....................  65,609  10.40 to   10.41     682,722    1.32%   1.25%  to   1.45%   -3.01% to    2.81%
IMSF Small Cap Equity....................  61,827   8.53 to   11.02     676,271    0.00%   1.25%  to   1.45%  -11.02% to   10.84%
IMSF Large Cap Growth....................  50,820   6.45 to   11.06     558,488    0.00%   1.25%  to   1.45%  -25.65% to   25.50%
IMSF Intermediate Fixed Income........... 184,527  11.54 to   11.94   2,189,990    7.71%   1.25%  to   1.45%    5.67% to    5.88%
IMSF Mid Cap Equity......................  51,330  12.01 to   12.97     662,989    0.26%   1.25%  to   1.45%   -4.10% to   -3.91%
IMSF Money Market........................  64,208  10.67 to   11.49     711,947    3.21%   1.25%  to   1.45%    2.28% to    2.48%
IMSF Global Fixed Income.................  26,587  11.10 to   11.83     312,009    4.70%   1.25%  to   1.45%    2.92% to    3.12%
Berger IPT International.................  73,444   6.96 to   10.78     758,284    1.08%   1.25%  to   1.45%  -21.42% to   21.26%
Dreyfus Stock Index Fund.................  94,275   7.74 to    9.24     844,828    1.15%   1.25%  to   1.45%  -13.44% to   13.27%
Dreyfus Disciplined Stock Portfolio......  17,571   7.65 to    8.98     154,345    0.49%   1.25%  to   1.45%  -14.52% to   14.35%
INVESCO VIF High Yield Portfolio.........  16,342   7.30 to    7.89     128,705    0.00%   1.25%  to   1.45%  -16.15% to   15.99%
INVESCO VIF Core Equity Portfolio........  36,564   9.27 to   10.54     385,138    0.00%   1.25%  to   1.45%  -10.28% to   10.10%
Lazard Retirement Small Cap Portfolio....  23,110  13.94 to   14.52     333,530    0.10%   1.25%  to   1.45%   16.91% to   17.15%

                                                     Unit Value                Investment  Expense Ratio**    Total Return***
                                                  -----------------    Net       Income   -----------------  ------------------
                                           Units  Lowest     Highest  Assets     Ratio*   Lowest     Highest Lowest      Highest
Year ended December 31, 2001 (Continued)  ------- ------     ------- --------- ---------- ------     ------- -------     -------
American Century VP Income and Growth....  44,293  7.96  to    9.30    403,666   0.83%    1.25%  to   1.45%   -9.67% to  -9.49%
American Century VP Value................  51,845 12.71  to   12.95    659,588   0.78%    1.25%  to   1.45%   11.20% to  11.42%
Alger American Growth Portfolio..........  72,267  7.23  to    7.25    523,455   0.20%    1.25%  to   1.45%  -13.08% to  12.91%
Alger American MidCap Growth Portfolio... 115,924  8.86  to    8.88  1,029,529   0.00%    1.25%  to   1.45%   -7.87% to   7.68%
Alger American Leveraged AllCap Portfolio 102,682  6.54  to    6.56    673,364   0.00%    1.25%  to   1.45%  -17.14% to  16.97%
Fidelity VIP Overseas Portfolio..........  60,353  6.54  to    6.56    395,606   4.08%    1.25%  to   1.45%  -22.32% to  22.17%
Fidelity VIP Growth Portfolio............  47,247  6.88  to    6.90    325,866   0.06%    1.25%  to   1.45%  -19.04% to  18.88%
Fidelity VIP II Contrafund Portfolio.....  20,874  8.13  to    8.15    170,105   0.61%    1.25%  to   1.45%  -13.71% to  13.54%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expense that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented.

Business Men's Assurance
Company of America
(A member of the
Generali Group of Companies)

Consolidated Financial Statements

Years ended December 31, 2002, 2001 and 2000 with Report of Independent Accountants

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                      Consolidated Financial Statements


                  Years ended December 31, 2002, 2001 and 2000



                                    Contents

Report of Independent Accountants ....................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets ..........................................      2
Consolidated Statements of Operations ................................      4
Consolidated Statements of Comprehensive Income (Loss) ...............      5
Consolidated Statements of Stockholder's Equity ......................      6
Consolidated Statements of Cash Flows ................................      7
Notes to Consolidated Financial Statements ...........................      9

                        Report of Independent Accountants

The Board of Directors and Shareholder
Business Men's Assurance Company of America

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows present fairly, in all material respects, the financial position of Business Men's Assurance Company of America and its subsidiaries (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) at December 31, 2002 and December 31, 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                   /s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                           Consolidated Balance Sheets

                                                                                          December 31,
                                                                                       2002          2001
                                                                                   --------------------------
                                                                                         (In Thousands)
Assets
Investments (Note 3):
    Securities available-for-sale, at fair value:
      Fixed maturities (amortized cost - $1,547,885,000 in 2002 and
        $1,321,977,000 in 2001)                                                    $  1,588,341  $  1,318,442
      Equity securities (cost - $32,925,000 in 2002 and $91,408,000
        in 2001)                                                                         27,774        85,671
    Mortgage loans on real estate, net of allowance for credit losses
      of $1,070,000 in 2002 and $8,540,000 in 2001                                      626,134       785,517
    Policy loans                                                                         53,755        54,550
    Short-term investments                                                                  721         1,937
    Other                                                                                18,920        18,854
                                                                                   ------------  ------------
Total investments                                                                     2,315,645     2,264,971

Cash                                                                                     71,471        66,505
Accrued investment income                                                                18,477        20,823
Premium and other receivables                                                            14,150        27,800
Current income taxes receivable (Note 7)                                                  7,226         2,182
Deferred policy acquisition costs                                                       166,851       146,065
Property, equipment and software (Note 6)                                                 1,676        11,204
Reinsurance recoverables:
    Paid benefits                                                                         6,000         3,259
    Benefits and claim reserve ceded                                                    223,719       208,295
Prepaid reinsurance costs (Note 10)                                                      29,473             -
Receivable from affiliates (Note 10)                                                      6,514             -
Other assets                                                                             10,541        11,571
Assets held in separate accounts                                                        195,224       315,182
                                                                                   ------------  ------------
Total assets                                                                       $  3,066,967  $  3,077,857
                                                                                   ------------  ------------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                     Consolidated Balance Sheets (continued)

                                                                                          December 31,
                                                                                       2002          2001
                                                                                   --------------------------
                                                                                        (In Thousands)
Liabilities and stockholder's equity
Future policy benefits:
    Life and annuity (Notes 4 and 10)                                              $  1,617,039  $  1,430,396
    Health                                                                              110,465       122,102
Contract account balances (Note 4)                                                      361,327       474,918
Policy and contract claims                                                               79,651        75,085
Unearned revenue reserve                                                                  4,177         5,528
Other policyholder funds                                                                  9,733        10,425
Deferred income taxes (Note 7)                                                           71,781        41,671
Payable to affiliate (Note 10)                                                                -           655
Other liabilities (Note 12)                                                              43,555        66,484
Liabilities related to separate accounts (Note 14)                                      195,224       315,182
                                                                                   ------------  ------------
Total liabilities                                                                     2,492,952     2,542,446

Commitments and contingencies (Note 5)                                                        -             -

Stockholder's equity (Notes 2 and 11):
    Preferred stock of $1 par value per share; authorized 3,000,000
      shares, none issued and outstanding                                                     -             -
    Common stock of $1 par value per share; authorized 24,000,000
      shares, 12,000,000 shares issued and outstanding                                   12,000        12,000
    Paid-in capital                                                                      40,106        40,106
    Accumulated other comprehensive loss                                                 15,883        (8,269)
    Retained earnings                                                                   506,026       491,574
                                                                                   ------------  ------------
Total stockholder's equity                                                              574,015       535,411
                                                                                   ------------  ------------
Total liabilities and stockholder's equity                                         $  3,066,967  $  3,077,857
                                                                                   ------------  ------------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                      Consolidated Statements of Operations

                                                                     Year ended December 31,
                                                                2002            2001          2000
                                                           ---------------------------------------------
                                                                          (In Thousands)
Revenues:
    Premiums (Note 9):
      Life and annuity                                       $ 253,988       $ 200,160     $ 154,680
      Health                                                     6,254           5,057         4,878
    Other insurance considerations                              30,105          31,473        31,197
    Net investment income (Note 3)                             156,846         177,256       188,119
    Realized gains (losses), net (Note 3)                      (10,095)          4,753         2,111
    Other income                                                20,049          21,777        21,841
                                                             ---------       ---------     ---------
Total revenues                                                 457,147         440,476       402,826

Benefits and expenses:
    Life and annuity benefits                                  158,368         143,022       115,424
    Health benefits                                              2,035           1,770           827
    Increase in policy liabilities including interest
      credited to account balances                             139,925         129,067       118,251
    Commissions                                                102,184          69,641        52,036
    (Increase) decrease in deferred policy
      acquisition costs                                        (37,646)        (20,842)       (9,144)
    Taxes, licenses and fees                                     1,363           2,614         2,765
    Other operating costs and expenses                          69,209          56,508        62,281
                                                             ---------       ---------     ---------
Total benefits and expenses                                    435,438         381,780       342,440
                                                             ---------       ---------     ---------

Income from continuing operations before
    income tax expense                                          21,709          58,696        60,386
Income tax expense (Note 7)                                      8,062          20,504        21,152
                                                             ---------       ---------     ---------
Income from continuing operations                               13,647          38,192        39,234

Discontinued operations (Note 13):
    Gain (loss) from discontinued operations, net of
      income tax expense (benefit) of $259,000 in
      2002, ($365,000) in 2001 and ($138,000) in 2000              480            (855)         (279)
    Gain on disposal of discontinued segment, net of
      income tax expense of $175,000 in 2002,
      $400,000 in 2001 and $8,008,000 in 2000                      325             750        14,871
                                                             ---------       ---------     ---------
Income (loss) from discontinued operations                         805            (105)       14,592
                                                             ---------       ---------     ---------
Net income                                                   $  14,452       $  38,087     $  53,826
                                                             ---------       ---------     ---------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Consolidated Statements of Comprehensive Income (Loss)


                                                                    Year ended December 31,
                                                              2002              2001           2000
                                                         ----------------------------------------------
                                                                         (In Thousands)
Net income                                                 $  14,452        $  38,087       $  53,826
Other comprehensive income:
    Unrealized holding gains arising during period            36,804           25,207          16,627
    Less realized losses included in net income              (10,510)         (12,234)         (2,042)
                                                         -----------      -----------      ----------
Net unrealized gains                                          47,314           37,441          18,669

Effect on deferred policy acquisition costs                  (10,614)         (10,826)         (7,436)
Effect on unearned revenue reserve                               457              724             502
Related deferred income taxes                                (13,005)          (6,569)            893
                                                         -----------      -----------      ----------
Other comprehensive income                                    24,152           20,770          12,628
                                                         -----------      -----------      ----------
Comprehensive income                                       $  38,604        $  58,857       $  66,454
                                                         -----------      -----------      ----------


See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                 Consolidated Statements of Stockholder's Equity

                                                          Year ended December 31,
                                                     2002          2001          2000
                                                  ---------------------------------------
                                                              (In Thousands)
Common stock:
 Balance at beginning and end of year             $   12,000    $   12,000    $   12,000

Paid-in capital:
 Balance at beginning and end of year                 40,106        40,106        40,106

Accumulated other comprehensive income (loss):
 Balance at beginning of year                         (8,269)      (29,039)      (41,667)
  Net change in net unrealized gains (losses)         24,152        20,770        12,628
                                                  ----------    ----------    ----------
Balance at end of year                                15,883        (8,269)      (29,039)

Retained earnings:
 Balance at beginning of year                        491,574       453,487       399,661
  Net income                                          14,452        38,087        53,826
                                                  ----------    ----------    ----------
 Balance at end of year                              506,026       491,574       453,487
                                                  ----------    ----------    ----------
Total stockholder's equity                        $  574,015    $  535,411    $  476,554
                                                  ----------    ----------    ----------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                      Consolidated Statements of Cash Flows

                                                               Year ended December 31,
                                                          2002          2001          2000
                                                       --------------------------------------
                                                                   (In Thousands)
Operating activities
Net income                                             $   14,452    $   38,087    $   53,826
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Deferred income tax expense                             17,103        18,070         9,990
   Realized (gains) losses, net                            10,095        (4,753)       (2,111)
   Gain on sale of discontinued segment                      (500)       (1,150)      (22,879)
   Loss on sale of home office building                     5,560             -             -
   Premium amortization (discount accretion), net           5,493         1,242           386
   Policy loans lapsed in lieu of surrender benefits        2,209         2,574         2,724
   Depreciation                                             1,023         1,856         2,234
   Amortization                                                 -           782           782
   Changes in assets and liabilities:
    (Increase) decrease in accrued investment
      income                                                2,346           (12)         (757)
    (Increase) decrease in receivables and
      reinsurance recoverables                            (12,475)        6,611      (110,871)
    Policy acquisition costs deferred                     (55,995)      (45,239)      (34,057)
    Policy acquisition costs amortized                     24,595        24,397        24,913
    Increase (decrease) in income taxes receivable         (5,044)       (3,022)          354
    Increase in prepaid reinsurance costs                 (29,473)            -             -
    Increase in accrued policy benefits, claim
      reserves, unearned revenues and
      policyholder funds                                   33,251        19,015        17,505
    Interest credited to policyholder accounts             71,429        77,198        77,544
    (Increase) decrease in other assets and
      other liabilities, net                              (10,605)      (11,820)        8,234
   Other, net                                                 897           211          (794)
                                                       ----------    ----------    ----------
Net cash provided by operating activities                  74,361       124,047        27,023

Investing activities
Purchases of investments:
 Securities available-for-sale:
   Fixed maturities                                      (890,083)     (752,954)     (142,345)
   Equity securities                                      (12,877)      (50,371)     (128,280)
 Mortgage and policy loans                                (23,993)      (70,296)      (93,098)
 Other                                                     (7,257)       (7,880)       (5,921)

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                Consolidated Statements of Cash Flows (continued)

                                                                            Year ended December 31,
                                                                       2002          2001            2000
                                                                    ----------------------------------------
                                                                                 (In Thousands)
Investing activities (continued)
Sales, calls or maturities of investments:
    Maturities and calls of securities available-for-sale:
      Fixed maturities                                              $ 301,130      $ 190,834       $ 120,727
    Sales of securities available-for-sale:
      Fixed maturities                                                344,602        388,429         149,579
      Equity securities                                                65,621         58,556          92,595
    Mortgage and policy loans                                         192,123        112,148         142,411
    Other                                                               5,985          6,789          18,282
Purchase of property, equipment and software                             (120)        (1,111)           (552)
Proceeds from sale of property and equipment                            3,033              -
Net (increase) decrease in short-term investments                       1,216          2,175          (3,221)
Proceeds from sale of discontinued segment                                  -             75          24,879
                                                                    ---------      ---------       ---------
Net cash provided by (used in) investing activities                   (20,620)      (123,606)        175,056

Financing activities
Deposits from interest sensitive and investment-type
    contracts                                                         207,462        301,207         151,713
Withdrawals from interest sensitive and
    investment-type contracts                                        (247,747)      (320,524)       (366,554)
Net proceeds from reverse repurchase borrowing                              -              -           5,000
Retirement of reverse repurchase borrowing                                  -              -         (33,400)
Net proceeds from other borrowing                                       7,813         37,910         115,390
Retirement of other borrowing                                         (16,303)       (33,150)        (91,285)
                                                                    ---------      ---------       ---------
Net cash used in financing activities                                 (48,775)       (14,557)       (219,136)
                                                                    ---------      ---------       ---------

Net increase (decrease) in cash                                         4,966        (14,116)        (17,057)
Cash at beginning of year                                              66,505         80,621          97,678
                                                                    ---------      ---------       ---------
Cash at end of year                                                 $  71,471      $  66,505       $  80,621
                                                                    ---------      ---------       ---------

Supplemental disclosures of cash flow information:
For purposes of the statements of cash flows,
    Business Men's Assurance Company of America
    considers only cash on hand and demand deposits
      to be cash equivalents
Cash paid during the year for:
    Income taxes                                                    $   3,565      $   5,491       $  18,679
                                                                    ---------      ---------       ---------
Interest paid on reverse repurchase and other
    borrowings                                                      $   1,649      $   1,791       $   2,527
                                                                    ---------      ---------       ---------

See accompanying notes.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

                   Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

   Organization

   Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

   On April 29, 2002, Generali Finance B.V. (the direct parent of the Company, ultimately owned by Assicurazioni Generali, S.p.A.) signed a purchase agreement with Liberty Life Insurance Company (Liberty) (an indirect subsidiary of Royal Bank of Canada) for the sale of the stock of the Company. As part of this purchase agreement, the Company's subsidiary, Jones & Babson, Inc., is to be sold to RBC Dain Rauscher Corp., also an indirect subsidiary of Royal Bank of Canada. The Company's reinsurance line of business will be sold to Clarica Life Reinsurance Company (a direct subsidiary of Assicurazioni Generali, S.p.A.). The transactions are subject to the satisfaction of various customary terms, conditions and approvals. The Jones & Babson transaction is also subject to the approval by each Fund's shareholders of a new investment advisory agreement with Jones & Babson (to take effect following the acquisition by RBC Dain Rauscher Corp.). Assuming all terms, conditions and approvals are obtained in a timely manner, the parties anticipate the transactions will close on or about May 1, 2003.

   Principles of Consolidation and Basis of Presentation

   The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

   Use of Estimates

   The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC), unearned revenue reserve (URR) and related deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income
   (loss). The DPAC and URR offsets to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC and URR that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary declines in value.

   Policy loans are carried at unpaid balances.

   Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net income on the specific identification basis.

   Impairment of Loans

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable policy issue expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

   Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

   Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The net amount of benefits payable included in the future policy benefit reserves and policy and contract claims, less the amount of reinsurance recoverables for December 31, 2002 and 2001 was $7,621,000 and $6,410,000, respectively.
   Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 7.25%. Claim termination rates are based on industry tables.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

   For individual life insurance contracts assumed through reinsurance (see Note
   9), the liability for future policy benefits has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.50% to 8.85%, depending on the year of issue; withdrawal rates are based on a combination of ceding company and Company experience; and mortality rates are based on mortality tables that consider ceding company and Company experience. The liability for future policy benefits is generally graded to the reserves or percentage of the reserves stipulated by the policy over a period of 10 to 30 years.

   Federal Income Taxes

   Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (see Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accrued expenses, accelerated depreciation and unrealized investment gains and losses.

   Separate Accounts

   These accounts arise from three lines of business - variable annuities, variable universal life and MBIA insured guaranteed investment contracts
   (GICs). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policyowners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $20,811,000 on December 31, 2002 and $19,296,000 on December 31, 2001.

   The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income
   (loss).

   The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment income in the accompanying consolidated statements of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statements of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $174,413,000 on December 31, 2002 and $295,886,000 on December 31, 2001.

   Property, Equipment and Software

   Property, equipment and software are generally valued at cost, including development costs, less allowances for depreciation and other than temporary declines in value. Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Intangible Assets

   Goodwill of $9,193,000 at December 31, 2002 and 2001, net of accumulated amortization of $6,455,000, resulting from the acquisition of a subsidiary, is included in other assets. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill was not amortized in 2002 as the fair value of the subsidiary exceeded the book value. Under SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment or whenever events or changes in circumstances indicates that the carrying value may not be recoverable. Intangible assets that have finite lives will continue to be amortized over their useful lives. For the years ended December 31, 2001 and 2000, goodwill was amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each year.

   Reinsurance

   Premiums and expenses include amounts related to reinsurance assumed and are net of amounts ceded. Reinsurance recoverables and prepaid reinsurance premiums are reported as assets and are recognized in a manner consistent with the liabilities related to the underlying reinsurance contracts.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1.   Summary of Significant Accounting Policies (continued)

     Fair Values of Financial Instruments

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2002 and 2001:

                                                            December 31, 2002           December 31, 2001
                                                      --------------------------------------------------------
                                                          Carrying        Fair       Carrying          Fair
                                                           Amount        Value        Amount          Value
                                                      --------------------------------------------------------
                                                                             (In Thousands)
     Fixed maturities (Note 3)                           $1,588,341    $1,588,341   $1,318,442     $1,318,442
     Equity securities (Note 3)                              27,774        27,774       85,671         85,671
     Mortgage loans on real estate                          626,134       672,273      785,517        810,918
     Policy loans                                            53,755        50,612       54,550         51,075
     Short-term investments                                     721           721        1,937          1,937
     Cash                                                    71,471        71,471       66,505         66,505
     Reinsurance recoverables:
       Paid benefits                                          6,000         6,000        3,259          3,259
       Benefits and claim reserves ceded                    223,719       223,719      208,259        208,295
       Assets held in separate accounts                     195,224       196,922      315,182        315,744
       Investment-type insurance contracts (Note 4)       1,268,595     1,256,937    1,383,495      1,381,748
     Borrowed money (Note 12)                                26,990        25,963       35,480         33,712

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     Mortgage loans on real estate and policy loans: The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

     Liabilities for flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Liabilities for guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Liabilities for borrowed money: The fair value for borrowed money is estimated using a discounted interest rate that is commensurate with the Company's current borrowing rate.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

     Postretirement Benefits

     The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

     Comprehensive Income (Loss)

     Unrealized gains and losses on our available-for-sale securities are included in other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts, which have been measured through the beginning of the year, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve.

     Reclassifications

     Certain amounts for 2001 and 2000 have been reclassified to conform to the current year presentation.

     Statutory Accounting Practices

     In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas.

     On January 23, 2001 the Missouri Department of Insurance provided instruction to the Company to prepare it's statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual, using the version effective January 1, 2001.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

2.   Dividend Limitations

     Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

     Under Missouri insurance regulations, the Company is required to maintain minimum capital and surplus of $1,200,000 at December 31, 2002. The Company's capital and surplus exceed the NAIC's "Risk-Based Capital" requirements at the end of 2002.

     As of December 31, 2002 and 2001, the Company's statutory stockholder's equity was $256,897,000 and $277,625,000, respectively. Statutory net gain from operations before realized capital gains and net income for each of the three years in the period ended December 31, 2002 were as follows:

                                                                     Year ended December 31,
                                                                 2002          2001          2000
                                                         ----------------------------------------
                                                                         (In Thousands)
     Net gain (loss) from operations before                  $ (23,495)     $  1,915     $  30,883
       realized capital gains
     Net income (loss)                                         (40,394)           32        36,583

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations

     The Company's investments in securities available-for-sale are summarized as follows:

                                                                               December 31, 2002
                                                    -------------------------------------------------------------------
                                                                         Gross              Gross
                                                     Amortized        Unrealized         Unrealized           Fair
                                                        Cost             Gains              Losses            Value
                                                    -------------------------------------------------------------------
                                                                    (In Thousands)
     Fixed maturities:
       U.S. Treasury securities and
         obligations of U.S. government
         corporations and agencies                  $   154,918       $     3,136        $         -        $   158,054
       Obligations of states and political
         subdivisions                                     2,923               186                  -              3,109
       Debt securities issued by foreign
         governments                                      1,000                 -                  -              1,000
       Corporate securities                             493,234            23,769             (4,232)           512,771
       Mortgage-backed securities                       895,810            18,349               (752)           913,407
                                                    -----------       -----------        -----------        -----------
     Total fixed maturities                           1,547,885            45,440             (4,984)         1,588,341
     Equity securities                                   32,925               110             (5,261)            27,774
                                                    -----------       -----------        -----------        -----------
                                                    $ 1,580,810       $    45,550        $   (10,245)       $ 1,616,115
                                                    ===========       ===========        ===========        ===========

                                                                               December 31, 2001
                                                    -------------------------------------------------------------------
                                                                         Gross              Gross
                                                     Amortized        Unrealized         Unrealized           Fair
                                                        Cost             Gains              Losses            Value
                                                    -------------------------------------------------------------------
                                                                    (In Thousands)
     Fixed maturities:
         U.S. Treasury securities and
           obligations of U.S. government
           corporations and agencies                $   116,218       $     1,044        $       (33)       $   117,229
         Obligations of states and political
           subdivisions                                   6,633               461                  -              7,094
         Debt securities issued by foreign
           governments                                    2,447                36                  -              2,483
         Corporate securities                           585,958            13,470             (8,221)           591,207
         Mortgage-backed securities                     600,439             6,503            (16,865)           590,077
         Redeemable preferred stocks                     10,282               119                (49)            10,352
                                                    -----------       -----------        -----------        -----------
     Total fixed maturities                           1,321,977            21,633            (25,168)         1,318,442
     Equity securities                                   91,408             4,722            (10,459)            85,671
                                                    -----------       -----------        -----------        -----------
                                                    $ 1,413,385       $    26,355        $   (35,627)       $ 1,404,113
                                                    ===========       ===========        ===========        ===========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations (continued)

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                     Amortized           Fair
                                                       Cost              Value
                                                  -----------------------------
                                                          (In Thousands)

     Due in one year or less                       $  121,830        $  123,560
     Due after one year through five years            426,543           446,720
     Due after five years through 10 years             56,251            60,310
     Due after 10 years                                47,451            44,344
                                                   ----------        ----------
                                                      652,075           674,934
     Mortgage-backed securities                       895,810           913,407
                                                   ----------        ----------
     Total fixed maturity securities               $1,547,885        $1,588,341
                                                   ==========        ==========

     The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                                   Carrying Amount as of
                                                        December 31,
                                                      2002            2001
                                                -----------------------------
                                                        (In Thousands)

          State:
              Missouri
              Arizona                           $     54,349     $    77,634
              Texas                                   46,399          58,010
              California                              48,417          55,343
              Florida                                 43,969          54,676
              Utah                                    44,657          51,562
              Oklahoma                                40,528          49,065
              Nevada                                  34,491          39,273
              Washington                              23,938          32,397
              Other                                   26,731          28,630
                                                     262,655         338,927
                                                ------------     -----------
                                                $    626,134     $   785,517
                                                ============     ===========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations (continued)

     The Company had no investment in impaired mortgage loans and related allowance for credit losses and no interest income on impaired loans for the years ended December 31, 2002, 2001 and 2000.

     Bonds, mortgage loans, preferred stocks and common stocks approximating $4,178,000 and $3,178,000 were on deposit with regulatory authorities at December 31, 2002 and 2001, respectively.

     Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                                  Year ended December 31,
                                                             2002          2001          2000
                                                        --------------------------------------------
                                                                       (In Thousands)
Fixed maturities:
    Bonds                                                $  92,003       $  96,196     $  98,186
    Redeemable preferred stocks                                473           1,307         1,548

Equity securities:
    Common stocks                                              739           2,204         3,309
    Nonredeemable preferred stocks                              25              31            30
Mortgage loans on real estate                               60,553          68,764        77,436
Real estate                                                      -               -             -
Policy loans                                                 3,453           3,542         3,547
Short-term investments                                       2,407           7,005         7,549
Other                                                         (141)            653         2,701
                                                        ----------     -----------    ----------
                                                           159,512         179,702       194,306
Less:
    Net investment income from discontinued
      operations                                                40             154         3,589
    Investment expenses                                      2,626           2,292         2,598
                                                        ----------     -----------   -----------
Net investment income from continuing operations         $ 156,846       $ 177,256     $ 188,119
                                                        ==========     ===========   ===========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3. Investment Operations (continued)

   Realized gains (losses) on securities disposed of during 2002, 2001 and 2000 consisted of the following:

                                                   Year ended December 31,
                                             2002         2001         2000
                                          -------------------------------------
                                                     (In Thousands)
   Fixed maturity securities:
       Gross realized gains               $   7,050     $  5,914      $   866
       Gross realized losses                (19,824)      (6,461)      (6,995)
   Equity securities:
       Gross realized gains                   7,862        8,827       10,200
       Gross realized losses                (13,655)      (5,658)      (1,177)
   Other investments                          8,472        2,131         (783)
                                          ---------  -----------  -----------
   Net realized gains (losses)            $ (10,095)    $  4,753      $ 2,111
                                          =========  ===========  ===========

   Sales of investments in securities in 2002, 2001 and 2000, excluding maturities and calls, resulted in gross realized gains of $6,003,000, $11,890,000 and $10,524,000 and gross realized losses of $4,116,000,
   $3,735,00 and $3,398,000, respectively. During 2002 losses of $14,682,000 were realized as the company recognized other then temporary declines in market value for several investments.

   There were no non-income producing investments at December 31, 2002 and 2001.

   The Company began investing in the Cypress Tree Investment Fund LLC during 1998. At December 31, 2000, the Company had invested $5 million in the partnership, which primarily invests in senior secured loans. The Company's portion of the investment was approximately 10% of the total fund value at December 31, 2000 and has been recorded under the guidelines of equity accounting. This investment is classified in other investments on the balance sheets, with unrealized gains and losses being reflected in accumulated other comprehensive income (loss). During 2001, the Company sold all of its remaining investment in Cypress Tree resulting in an immaterial realized loss.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31 are as follows:

                                                                     December 31,
                                                        2002                               2001
                                            ----------------------------------  ----------------------------
                                               Carrying         Fair             Carrying         Fair
                                                Amount          Value             Amount          Value
                                            -----------------------------------  ---------------------------
                                                                       (In Thousands)
   Guaranteed investment contracts          $   319,687     $   338,401       $   433,988      $  448,552
   Flexible and single premium
       deferred annuities                       753,684         716,932           634,325         608,345
   Separate accounts                            195,224         201,604           315,182         324,851
                                            -----------     -----------       -----------     -----------
   Total investment-type insurance
       contracts                            $ 1,268,595     $ 1,256,937       $ 1,383,495     $ 1,381,748
                                            ===========     ===========       ===========     ===========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

   The Company leases equipment and certain office facilities from others under operating leases through January 2004. Certain other equipment and facilities are rented monthly. Rental expense amounted to $219,000, $326,000 and $629,000 for the years ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002, the minimum future payments under noncancelable operating leases for each of the next five years are as follows (in thousands):

             Year ending December 31,

                   2003                       $  77
                   2004                           6
                   2005                           -
                   2006                           -
                   2007                           -
                                          ---------
                                              $  83
                                          =========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)


5. Commitments and Contingencies (continued)

   Total outstanding commitments to fund mortgage loans were $0 and $3,707,000 at December 31, 2002 and 2001, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2002 and 2001, the Company accrued $293,000 and $303,000, respectively, for guaranty fund assessments. Expenses incurred for guaranty fund assessments were $149,000, $227,000 and $314,000 in 2002, 2001 and 2000, respectively.

   The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6. Property, Equipment and Software

   In 2002 the Company disposed of its home office building. The Company will continue to lease space in the office building until approximately June 30, 2003. A summary of property, equipment and software and their respective depreciation rates is as follows:


                                                          Rate of         December 31,
                                                       Depreciation     2002        2001
                                                      --------------------------------------------
                                                                         (In Thousands)
Home office building, including land with a
    cost of $425,000                                        2%        $      -       $  23,330
Other real estate not held-for-sale or rental               4%             208             208
Less accumulated depreciation                                              (91)        (14,828)
                                                                    ----------     -----------
                                                                           117           8,710

Equipment and software                                    5%-33%        12,980          16,230
Less accumulated depreciation                                          (11,421)        (13,736)
                                                                    ----------     -----------
                                                                         1,559           2,494
                                                                    ----------     -----------
                                                                      $  1,676       $  11,204
                                                                    ==========     ===========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7. Federal Income Taxes

   The Company and its subsidiaries file a consolidated federal tax return. Under a written agreement approved by the Board of Directors, the Company collects from, or refunds to, the subsidiaries the amount of taxes or benefits determined as if the Company and the subsidiaries filed separate returns.

   The components of the provision for income taxes and the temporary differences generating deferred income taxes are as follows:

                                                                          Year ended December 31,
                                                                     2002            2001          2000
                                                                 ------------------------------------------
                                                                                 (In Thousands)
   Current                                                       $     (8,609)  $         2,469   $  19,033
   Deferred:
    Deferred policy acquisition costs                                  13,934             7,508       3,099
    Future policy benefits                                                305             9,211      10,032
    Accrual of discount                                                   320               356         298
    Tax on realized gains greater than book                            (1,155)             (663)     (2,384)
    Employee benefit plan                                                (705)              870         198
    Prior year taxes                                                        -                 -        (537)
    Other, net                                                          4,406               788        (717)
                                                                 ------------   ---------------   ---------
                                                                       17,105            18,070       9,989
                                                                 ------------   ---------------   ---------
   Total income tax expense                                             8,496            20,539      29,022

   Less income tax expense from discontinued
    operations                                                            434                35       7,870
                                                                 ------------   ---------------   ---------
   Total income tax expense from continuing
    operations                                                   $      8,062   $        20,504   $  21,152
                                                                 ============   ===============   =========

   At December 31, 2000 the Company recorded a valuation allowance against deferred tax assets resulting from cumulative unrealized losses on available-for-sale securities for $3,000,000. The Company did not record any valuation allowances against deferred tax assets at December 31, 2002 and 2001.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7.   Federal Income Taxes (continued)

     Total income taxes vary from the amounts computed by applying the federal income tax rate of 35% to income before income tax expense for the following reasons:

                                                                                    Year ended December 31,
                                                                            2002             2001              2000
                                                                          ---------------------------------------------
                                                                                        (In Thousands)
     Application of statutory rate to income before
         taxes on income                                                  $  8,032         $  20,520         $  28,997
     Tax-exempt municipal bond interest and
         dividends received deductions                                         (36)             (219)             (288)
         Other                                                                 500               238               313
                                                                          --------         ---------         ---------
                                                                          $  8,496         $  20,539         $  29,022
                                                                          ========         =========         =========

     The significant components comprising the Company's deferred income tax assets and liabilities as of December 31, 2002 and 2001 are as follows:

                                                                                              December 31,
                                                                                        2002                2001
                                                                                      ----------------------------
                                                                                             (In Thousands)
Deferred income tax liabilities:
    Deferred policy acquisition costs                                                 $  54,116         $  40,182
    Reserve for future policy benefits                                                   16,940            16,635
    Other                                                                                12,687               247
                                                                                      ---------         ---------
Total deferred income tax liability                                                      83,743            57,064

Deferred income tax assets:
    Unrealized investment losses                                                         (3,738)            8,232
    Accrued expenses and other                                                           15,700             7,161
                                                                                      ---------         ---------
Total deferred income tax assets                                                         11,962            15,393
                                                                                      ---------         ---------
Net deferred income tax liability                                                     $  71,781         $  41,671
                                                                                      =========         =========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7.   Federal Income Taxes (continued)

     Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

     Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $321,515,000 at December 31, 2002.

8.   Benefit Plans

     Trusteed Employee Retirement Plan

     The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 2002, approximately $3.8 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     The following table sets forth the plan's funded status at December 31:

                                                                                                 December 31,
                                                                                           2002                2001
                                                                                      -------------------------------
                                                                                                (In Thousands)
     Change in benefit obligations:
         Benefit obligation at beginning of year                                        $  70,678         $  65,883
         Service cost                                                                       1,426             1,317
         Interest cost                                                                      5,096             4,758
         Amendments                                                                             -               205
         Actuarial losses                                                                   3,413             3,905
         Benefits paid                                                                     (3,825)           (5,390)
                                                                                        ---------         ---------
     Benefit obligation at end of year                                                     76,788            70,678

     Change in plan assets:
         Fair value of plan assets at beginning of year                                    92,839           104,716
         Actual return on plan assets                                                      (6,945)           (6,487)
         Benefits paid                                                                     (3,825)           (5,390)
                                                                                        ---------         ---------
     Fair value of plan assets at end of year                                              82,069            92,839
                                                                                        ---------         ---------

     Funded status of the plan                                                              5,281            22,161
     Unrecognized net actuarial (gain) loss                                                11,038            (7,164)
     Unrecognized prior service cost                                                          257               267
                                                                                        ---------         ---------
     Prepaid pension cost                                                               $  16,576         $  15,264
                                                                                        =========         =========

     The additional minimum pension liability noted above results from the pension plan for the Company's subsidiary, BMA Financial Services, Inc. Net pension cost included the following components:

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

                                                                                     Year ended December 31,
                                                                            2002              2001              2000
                                                                          ---------------------------------------------
                                                                                        (In Thousands)
     Service cost - benefits earned during the period                     $  1,426          $  1,317          $  1,542
     Interest cost on projected benefit obligation                           5,096             4,758             4,879
     Actual return on plan assets                                            6,945             6,487               804
     Net amortization and deferral                                         (14,779)          (17,202)          (11,997)
                                                                          --------          --------          --------
     Net pension benefit                                                  $ (1,312)         $ (4,640)         $ (4,772)
                                                                          ========          ========          ========

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.75% for 2002, 7.25% for 2001 and 7.5% for 2000. The rate of increase in future compensation levels used for 2002 was 6.25% for employees at the younger attained ages grading to 2.25% for older employees, the rate was 7.0% grading to 3.0% for 2001 and 7.25% grading to 3.25% for 2000. The expected long-term rate of return on assets was 8% in 2002, 2001 and 2000.

     Supplemental Retirement Programs and Deferred Compensation Plan

     The Company has supplemental retirement programs for senior executive officers, the chairman, and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

     The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

     The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at:

                                                                                                  December 31,
                                                                                             2002              2001
                                                                                        -------------------------------
                                                                                                 (In Thousands)
     Change in benefit obligations:
         Benefit obligation at beginning of year                                           $  19,358         $  17,698
         Service cost                                                                            347               629
         Interest cost                                                                         1,145             1,128
         Amendments                                                                                -              (209)
         Adjustments                                                                          (1,969)                -
         Special termination benefits                                                            127                 -
         Actuarial losses                                                                      1,957             1,338
         Benefits paid                                                                        (3,853)           (1,226)
                                                                                           ---------         ---------
     Benefit obligation at end of year                                                        17,112            19,358

     Change in plan assets:
         Fair value of plan assets at beginning and end of year                                    -                 -
                                                                                           ---------         ---------

     Funded status of the plan (underfunded)                                                 (17,112)          (19,358)
     Unrecognized net actuarial loss                                                           5,667             5,184
     Unrecognized prior service cost                                                             (91)              970
     Adjustment to recognized minimum liability                                               (4,599)           (4,883)
                                                                                           ---------         ---------
                                                                                             (16,135)          (18,087)

     Accrued benefit liability                                                                16,135            17,117
     Intangible asset                                                                              -               970
                                                                                           ---------         ---------
     Net amount recognized                                                                 $       -         $       -
                                                                                           =========         =========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     Net pension cost included the following components:

                                                         Year ended December 31,
                                                          2002    2001      2000
                                                        ------------------------
                                                            (In Thousands)

     Service cost - benefits earned during the period   $  347   $  629   $  721
     Interest cost on projected benefit obligation       1,145    1,128      975
     Net amortization and deferral                         566      768      654
     Special termination benefit charge                    127        -        -
                                                        ------   ------   ------
     Net pension cost                                   $2,185   $2,525   $2,350
                                                        ======   ======   ======

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.75% for 2002, 7.25% for 2001 and 7.5% for 2000. The rate of increase in future compensation levels used was 4% for 2002, 4.75% for 2001 and 5.0% for 2000.

     The Company has a deferred compensation plan for senior executive officers. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants may defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average investment rate. At December 31, 2002 and 2001, the Company carried a liability of $3,557,000 and $2,529,000 for this plan.

     The Company has established a rabbi trust for the plans described above. At December 31, 2002 the trust held assets with a market value of $16,731,000. At December 31, 2001 the Company held two separate rabbi trusts for the plans described above. At December 31, 2001 the trusts held combined assets of $12,075,000.

     As part of the 2001 net periodic retirement plan cost, curtailment and settlement losses were recognized. These losses resulted from the disposal of the Company's workplace benefits division (Note 13).

     Savings and Investment Plans

     The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     matching contributions in varying amounts. The Company's matching contributions amounted to $803,000 in 2002, $860,000 in 2001 and $1,008,000
     in 2000. Participants are fully vested in the Company match after five years of service.

     Defined Benefit Health Care Plan

     In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

     The following table presents the plan's funded status:

                                                                           December 31,
                                                                         2002            2001
                                                                 -------------------------------
                                                                           (In Thousands)
Change in benefit obligations:
    Projected benefit obligation at beginning of year            $        11,321   $      9,930
    Service cost                                                             118             88
    Interest cost                                                            770            731
    Actuarial losses                                                       1,155          2,073
    Benefits paid                                                         (1,582)        (1,501)
                                                                 ---------------   ------------
Projected benefit obligation at end of year                               11,782         11,321

Change in plan assets:
    Fair value of plan assets at beginning and end of year                     -              -
                                                                ----------------  -------------
Funded status of the plan (underfunded)                                  (11,782)       (11,321)
Unrecognized net actuarial loss                                            3,454          2,398
Unrecognized prior service cost                                              729            890
Unrecognized transition obligation                                         2,045          2,221
                                                                 ----------------  ------------
Accrued pension cost                                                      (5,554)        (5,812)
Accrued benefit liability                                                  5,554          5,812
                                                                 ---------------   ------------
Net amount recognized                                            $             -   $          -
                                                                 ===============   ============

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     Net periodic postretirement benefit cost includes the following components:

                                                                           Year ended December 31,
                                                                      2002           2001          2000
                                                                     -----------------------------------
                                                                                (In Thousands)
     Service cost                                                    $  118         $   88        $   88
     Interest cost                                                      770            731           760
     Amortization of transition obligation over 20 years                176            176           235
     Amortization of past service costs                                 161            161           228
     Amortization of net loss                                            99              -             -
                                                                     ------         ------        ------
     Net periodic benefit cost                                        1,324          1,156         1,311
     Plan curtailment adjustment                                          -              -         1,824
                                                                     ------         ------        ------
     Final periodic postretirement benefit cost                      $1,324         $1,156        $3,135
                                                                     ======         ======        ======

     The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

     The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.75% at December 31, 2002, 7.25% at December 31, 2001 and 7.75% at December 31, 2000.

     As part of the 2000 net periodic postretirement benefit cost, a curtailment loss was recognized. The 2000 curtailment resulted from the disposal of the Company's workplace benefits division (Note 13).

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

9.   Reinsurance

     The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                                          Year ended December 31,
                                                                     2002          2001        2000
                                                                  -----------------------------------
                                                                             (In Thousands)
     Direct                                                       $  72,504     $  98,541   $ 145,141
     Assumed                                                        336,462       246,271     201,273
     Ceded                                                         (148,724)     (139,607)   (133,302)
                                                                  ---------     ---------   ---------
     Total net premium                                              260,242       205,205     213,112
     Less net premium from discontinued operations                        -            12     (53,554)
                                                                  ---------     ---------   ---------
     Total net premium from continuing operations                 $ 260,242     $ 205,217   $ 159,558
                                                                  =========     =========   =========

     The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy and $1,000,000 on individual life insurance assumed. As of December 31, 2002, the Company had ceded to other life insurance companies individual life insurance in force of approximately $88.5 billion.

     Benefits and reserves ceded to other insurers amounted to $80,079,000, $102,297,000 and $199,466,000 during the years ended December 31, 2002,
     2001 and 2000, respectively. At December 31, 2002 and 2001, policy reserves ceded to other insurers were $195,688,000 and $181,698,000, respectively. Claim reserves ceded amounted to $28,031,000 and $26,597,000 at December 31, 2002 and 2001, respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

     Gross assumed premiums from the Company's five largest customers amounted to $146,509,000, $116,475,000 and $107,945,000 for the years ended December
     31, 2002, 2001 and 2000, respectively.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

10.  Related-Party Transactions

     The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 2002, 2001 or 2000. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $555,000, $664,000 and $463,000 during 2002, 2001 and 2000, respectively.
     The Company ceded no claims during 2002, $360,000 during 2001 and $2,000 during 2000.

     In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $3 million, $4 million and $6 million in account balances were ceded to Generali in 2002, 2001 and 2000, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 2002 and 2001 were $125 million and $141 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,456,000, $1,392,000 and $883,000 for the years ended December 31, 2002, 2001 and 2000, respectively. The Company held payables to Generali of $701,000 and $656,000 at December 31, 2002 and 2001, respectively.

     On December 31, 2002, the Company entered into an agreement to retrocede selected reinsurance assumed to an affiliate. The business ceded included reinsurance assumed with policy dates of 2001 and prior ("in force") and those with policy dates of 2002. The consideration paid of $39,785,000 for the in force policies was equal to the net outstanding liabilities ceded to the affiliate as calculated in accordance with statutory accounting practices (Note 1), less a ceding commission. The corresponding net GAAP liabilities related to the in force policies were equal to $10,312,000. SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," requires the difference of $29,473,000 be treated as prepaid reinsurance costs and amortized into expense over the lives of the underlying contracts.

     In accordance with the above retrocession agreement the Company estimated the consideration due on the in force policies ceded to be $47,000,000 at December 31, 2002 and paid that amount to the affiliate. The actual liability was subsequently calculated and resulted in an overpayment of $7,215,000 which is included in the receivables from affiliates on the balance sheet.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

11.  Stockholder's Equity

     The changes in net unrealized gains (losses) that have been included in the balance sheet caption "accumulated other comprehensive income (loss)" in stockholder's equity are summarized as follows:

                                                                        December 31,
                                                                   2002              2001
                                                               -----------------------------
                                                                      (In Thousands)
     Net unrealized gains (losses) on securities:
         Fixed maturities                                         $ 40,456         $ (3,533)
         Equity securities                                          (4,039)          (5,644)
         Securities held in separate account                         3,479            1,454
         Other                                                      (1,036)            (733)
                                                                  --------         --------
     Net unrealized gains (losses)                                  38,860           (8,456)

     Adjustment to deferred policy acquisition costs               (15,222)          (4,607)
     Adjustment to unearned revenue reserve                            798              341
     Deferred income taxes                                          (8,553)           4,453
                                                                  --------         --------
     Net amount recognized                                        $ 15,883         $ (8,269)
                                                                  ========         ========

12.  Borrowed Money

     The Company has an outstanding liability for borrowed money in the amount of $26,990,000 as of December 31, 2002, which is included in other liabilities. This consists of thirteen contracts all through the Federal Home Loan Bank due during the following periods:

                Year Due                  Amount       Interest Range
                                      -----------------------------------

                  2003                $ 17,275,000      2.63% - 7.01%
                  2004                   9,715,000      3.39% - 7.20%
                                      -----------
                                      $ 26,990,000
                                      ============

     Pledged collateral for this debt consists of GNMA and FNMA securities with a face amount of $29,475,000 and a market value of $30,569,000 on December 31, 2002. The Company has the ability to borrow up to $95 million from the Federal Home Loan Bank. The Company's intent is to take advantage of investment opportunities by matching borrowing maturities to asset maturities that have a favorable interest rate spread.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

13.  Discontinued Operations

     In October of 1999, the Company adopted a plan to dispose of its workplace benefit (group) insurance line of business. Accordingly, the group line of business was considered a discontinued operation during the year ended 1999 and the consolidated statement of operations for 2002, 2001 and 2000 separately reported the operating results of the discontinued operations, net of related income taxes. Income (loss) net of taxes for this line of business amounted to $307,000, $612,000 and $273,000 with revenues of $311,000, $734,000 and $57,662,000, for the years ended December 31, 2002,
     2001 and 2000, respectively.

     The Company reached an agreement to sell the group line of business in January 2000 and closed the sale effective June 30, 2000. During 2000 the Company realized a gain on the disposal of this line of business, net of income taxes of $14,871,000 and deferred an additional $2,000,000 of gain that was attributable to the estimated profit on inforce business that is 100% ceded to the purchaser. During 2002 and 2001 the Company amortized $500,000 and $1,500,000 of the original deferral resulting in gains of $325,000 and $978,000, net of income taxes. At December 31, 2002 there is no remaining deferal of the original gain.

     In December of 2001, the Company adopted a plan to liquidate its wholly owned subsidiary BMA Financial Services, Inc. (BMAFS). Accordingly, the BMAFS line of business was considered a discontinued operation during the year ended 2001 and the consolidated statement of operations for 2002, 2001 and 2000 separately reported the operating results of the discontinued operations, net of related income taxes. Losses net of income taxes for this line of business amounted to $173,000, $1,467,000 and $552,000 with revenues of $238,000, $10,886,000 and $13,186,000, for the years ended
     December 31, 2002, 2001 and 2000, respectively. During 2001 the Company realized a loss on the disposal of this line of business, net of income taxes of $228,000, no gain or loss was recognized in 2002. The net assets in liquidation are $664,000 and $491,000 at December 31, 2002 and 2001 respectively.